WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule

14a-5(d) (1))

[   ] Definitive Information Statement

  EPOD INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not Applicable
	(2)	Aggregate number of securities to which transaction applies: Not Applicable
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):    Not Applicable

	(4)	Proposed maximum aggregate value of transaction: Not Applicable
	(5)	Total fee paid: Not Applicable

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing:

Amount Previously Paid: Not Applicable Form, Schedule or Registration Statement No.: Not Applicable Filing Party: Not Applicable Date Filed: Not Applicable

EPOD INTERNATIONAL INC.

2223 Hayman Road

Kelowna, British Columbia

Canada V1Z 1Z6

  ___, 2007

Dear Stockholder:

     This Information Statement is furnished to holders of shares of common stock, par value $0.0005 per share (the "Common Stock"), of EPOD International Inc. (the "Company"). Our Board of Directors approved on August 20, 2007, and recommended the approval by our stockholders, of an amendment to our Articles of Incorporation to increase the authorized capital stock.

     Certain of our stockholders, holding a majority of our issued and outstanding shares of Common Stock on August 22, 2007( the “record date”), approved this amendment to our Articles of Incorporation by written consent in lieu of a special meeting of stockholders.

     As a matter of regulatory compliance, we are sending to you this Information Statement which describes the purpose and provisions of the contemplated name change.

For the Board of Directors of
EPOD INTERNATIONAL INC.

By:	/s/ Michael Matvieshen
Michael Matvieshen
Chairman

EPOD INTERNATIONAL INC.

2223 Hayman Road

Kelowna, British Columbia

Canada V1Z 1Z6

 __, 2007

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS

REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

We are sending you this Information Statement to inform you of the adoption of an amendment to the Company's Articles of Incorporation (the "Amendment"), on August 22, 2007, by a vote of a majority of the stockholders of the Company's issued and outstanding common stock ("Common Stock"). The purpose of the adoption of the Amendment is to increase the number of shares of Common Stock that the Company is authorized to issue from 75,000,000 to 200,000,000. The holders of 54,680,248 shares, out of the 74,062,391 issued and outstanding shares of common stock on the record date, representing approximately 73% of the votes entitled to be cast with regard to the Amendment, approved the Amendment. The written consent of the majority of stockholders of Company is attached hereto as Exhibit A, and the Certificate of Amendment to the Company’s Articles of Incorporation is attached hereto as Exhibit B.

The adoption of the foregoing Amendment will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of this Amendment and proxies are not being requested from stockholders.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's stockholders as a result of the adoption of this Amendment.

Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $500, will be paid by the Company.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock.

Section 78.320 of the NRS provides, in substance, that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative vote on the Amended Articles of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Amended Articles of Incorporation.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Amended Articles of Incorporation cannot take effect until 20 days after this Information Statement is sent to the Company's stockholders. As mentioned earlier, the Amended Articles will become effective upon its filing with the Secretary of State of the State of Nevada, which is anticipated to be on or about September 24, 2007.

1

PURPOSE AND EFFECT OF THE CHANGE

        The Board of Directors determined that the best interests of the Company and its stockholders will be served by increasing the number of shares of Common Stock that the Company is authorized to issue from 75,000,000 shares to 200,000,000 shares. Such an increase will facilitate the Company's ability to raise additional capital, if needed, by issuing new shares to persons who wish to invest in the Company. In addition, the new shares would be available for issuance as consideration for any future acquisitions by the Company.

OTHER INFORMATION REGARDING THE COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the record date, there were 74,062,391 shares of our Common Stock issued and outstanding. The Common Stock constitutes the sole class of our voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. The Company has granted options to purchase shares of common stock to certain directors. The Company has no other options, warrants or other securities convertible into shares of common stock.

The following table lists, as of the record date, the number of shares of common stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group.

Title of Class	Name and Address Of Beneficial Owners	Amount and Nature Of Beneficial Ownership	Percent Of Class *

Common Stock	Michael Matvieshen, Chairman (1)	32 , 6 16,248	44.0%
Common Stock	L. Mark Roseborough, President (2)	205,623	**%
Common Stock	Hans Schroth, Director (3)	470,000	**%
Common Stock	Peter Lacey(4)	18,318,000	24.7%
Common stock	Joel Cohen	4,000,000	5.4%
Common stock	Robert Stabinsky, Director	0	0
Common stock	Rene Dureault, Director	0	0
Common stock	Ljubisan Stamenic, Director	0	0
Common stock	L awerance J. Faulk, Director	0	0
	All officers and directors as a group (7 persons)	38,227,694	74.1%

*	The number of outstanding shares of common stock of the Company for purposes of calculating the percentages is 47,519,819.
**	Less than one percent.
(1)	Includes 12,107,248 shares of common stock owned directly, 299,406 shares of common stock owned indirectly through his spouse, and 100,000 options.
(2)	Includes 805,523 options.
(3)	Includes 170,000 shares of common stock owned by his spouse and 100,000 options.
(4)	Includes 18,164,000 shares of common stock owned directly, 54,000 shares owned by a related company, 44,000 of which have not been administratively issued, and 100,000 options.

2

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the amendment to the Certificate of Incorporation referenced herein which is not shared by the majority of the stockholders.

OTHER MATTERS

If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as "householding" is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address. Each stockholder will continue to receive a separate notice.

If you would like to receive an individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 2223 Hayman Road, Kelowna, British Columbia, Canada V1Z 1Z6, or by calling (250) 769-0130. This document is also available in digital form for download or review by visiting the website of the Securities and Exchange Commission at www.sec.gov.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

BY ORDER OF THE BOARD OF DIRECTORS

EPOD INTERNATIONAL INC.

By: /s/ Michael Matvieshen
Michael Matvieshen
Chairman

3

EXHIBIT A

WRITTEN CONSENT OF THE STOCKHOLDERS

OF

EPOD INTERNATIONAL, INC.

a Nevada Corporation

IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS

The undersigned, constituting the holders of more than fifty percent (50%) of the outstanding common stock, $0.0005 par value per share (the “Common Stock”) (collectively, the "Stockholders") of EPOD International, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.320 and 78.390 of the Nevada Revised Statutes (the “Corporations Law”) and Section 8 of the By-Laws of the Corporation, and pursuant to the Corporation’s Articles of Incorporation, do hereby adopt the following resolutions by written consent as of August 22 , 2007.

INCREASE IN AUTHORIZED CAPITAL STOCK

WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved  the increase in authorized capital stock of the Corporation from 75,000,000 to 200,000,000 (the “Increase in Authorized Capital Stock”); and

WHEREAS, the Board of Directors has determined that the Increase in Authorized Capital Stock is advisable and in the best interests of the Corporation and its stockholders.

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Increase in Authorized Capital Stock is hereby ratified, adopted and approved by the undersigned; and

BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to effect the Increase in Authorized Capital Stock.

AMENDMENT TO THE

ARTICLES OF INCORPORATION

WHEREAS, it is deemed by the Board of Directors to be in the best interests of the Corporation and its stockholders that the Articles of Incorporation be amended and the amendment is necessary to effect the increase in authorized capital stock;

WHEREAS, the Board of Directors has considered and unanimously approved the proposed form of Certificate of Amendment to the Articles of Incorporation substantially in the form of that attached hereto as Exhibit B (the “Amendment”);

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the form of the Amendment be and hereby is ratified, adopted and approved by the undersigned; and

BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to cause the Corporation to effect the Name Change and to duly file the Amendment in the State of Nevada, with any changes or modifications the officers of the Corporation may deem necessary or desirable.

[SIGNATURE PAGE FOLLOWS]

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Michael Matvieshen

Name: Michael Matvieshen

Common Stock Stockholder

Dated: _August 22, 2007________________________

Number of Shares Voted: 32,616,248____

CERTIFICATE OF VOTING CONTROL

I, Michael Matvieshen, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Michael Matvieshen

Name:  Michael Matvieshen ______________________

Common Stock Stockholder

Dated: _ August 22, 2007________________________

Number of Shares Voted:_ 32,616,248_______________

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By:  /s/ Peter Lacey

Name:_ Peter Lacey ________________________

Common Stock Stockholder

Dated: _ August 22, 2007____________________

Number of Shares Voted: 18,164,000____________

CERTIFICATE OF VOTING CONTROL

I, Peter Lacey, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By:  /s/ Peter Lacey

Name:_ Peter Lacey ________________________

Common Stock Stockholder

Dated: August 22, 2007______________ _ ______

Number of Shares Voted: 18,164,000_____ _______

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Joel Cohen

Name:  Joel Cohen  ________________

Common Stock Stockholder

Dated: __ August 22, 2007____________

Number of Shares Voted: 4,000,000______

CERTIFICATE OF VOTING CONTROL

I, Joel Cohen , the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Joel Cohen

Name: Joel Cohen

Common Stock Stockholder

Dated: _August 22, 2007________________________

Number of Shares Voted:_4,000,000

EXHIBIT B

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

FOR PROFIT NEVADA CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation: EPOD International, Inc.

2.

The articles have been amended as follows:

Article IV is amended it its entirety to read: The amount of the total authorized capital stock of this corporation is 200,000,000 shares each with a par value of $0.0005 (one twentieth of a cent) per share.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _73%_______________.

4. Signatures:

EPOD INTERNATIONAL INC.

By: /s/ _____________________________
Michael Matvieshen
Chairman
__, 2007